                   THRIVENT FINANCIAL SECURITIES LENDING TRUST

                          Power of Attorney of Officer

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned officer of THRIVENT FINANCIAL SECURITIES LENDING TRUST, a Massachusetts business trust, does hereby make, constitute and appoint John C. Bjork, James E. Nelson, and Woodrow E. Eno, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as officer of such Company to a Registration Statement or Registration Statements, on Form N-1A or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of November, 2004.


/s/ Randall L. Boushek
-------------------------------
Randall L. Boushek
Treasurer

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                   THRIVENT FINANCIAL SECURITIES LENDING TRUST

                          Power of Attorney of Trustee

KNOW ALL PERSONS BY THESE PRESENT, that the undersigned trustee of THRIVENT FINANCIAL SECURITIES LENDING TRUST, a Massachusetts business trust, does hereby make, constitute and appoint John C. Bjork, James E. Nelson, and Woodrow E. Eno, and each or any of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such trustee and/or officer of such Company to a Registration Statement or Registration Statements, on Form N-1A or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by such Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, of shares of such Company, and to file the same, with all exhibits thereto and other supporting documents, with such Commission, granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of November, 2004.


/s/ Richard A. Hauser
-------------------------------
Richard A. Hauser
Trustee